SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                             Securities Act of 1934

                       TECHNOLOGY ACQUISITION CORPORATION
            -------------------------------------------------------
            (Exact Name of Registrant as specified in its Charter.)

       State of Nevada                                       870299034
--------------------------------                    -------------------------
   State or Other Jurisdiction                            (IRS Employer
of Incorporation or Organization                         Identification No.)

                2807 Allen Street, Suite 713, Dallas, Texas 75204
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        (Address of Principal Executive Offices)       (Zip Code)

                  Registrant's telephone number: (214) 948-2990

Item 1.  Changes in Control of Registrant

      On May 20 and 21, 2004, Technology Acquisition Corporation, a Nevada corporation (the "Corporation"), effected a change in control. On May 20, 2004, (a) Wilhelm H. Liesner ("WL"), the Corporation's largest stockholder, who owned 1,140,000 shares of the 2,010,900 shares of Common Stock of the Corporation which are issued and outstanding (the only class of stock for which the Corporation has issued shares), (b) Kae Velmeden ("KV") who owned 180,000 shares of Common Stock of the Corporation, and (c) W. Markus Liesner ("ML")(WL, KV and ML collectively, the "Sellers") who owned 180,000 shares of the Corporation, collectively sold 1,500,000 of these shares in a private sale to the buyers (the "Buyers") identified in that certain Securities Purchase Agreement (the "Securities Purchase Agreement") dated May 20, 2004 which is filed as an exhibit to this Report and is incorporated herein by this reference. Under the terms of the Assignment and Assumption Agreement dated May 20, 2004 attached as Exhibit A to the Securities Purchase Agreement, which is filed as an exhibit to this Report and is incorporated herein by this reference, WL also sold a promissory note in the original principal amount of $75,000 (the "Note") executed by the Corporation in favor of WL to International Capital Advisory, Inc., Eric McAfee and Laird Cagan (collectively, the "Assignees"). The Buyers and the Assignees paid $10,000 in cash to the Sellers.

      On May 21, 2004, the Board of Directors of the Corporation (the "Board"), acting pursuant to Nevada law and the articles of incorporation and bylaws of the Corporation, gave unanimous written consent (the "Consent"), without a meeting, to the issuance of 100,000 shares of Common Stock to the Tobin Family Trust in consideration of $4,000, 37,500 shares of Common Stock to Eric McAfee in consideration of $1,500, 37,500 shares of Common Stock to Laird Cagan in consideration of $1,500, 10,000 shares of Common Stock to John Pimentel in consideration of $400, and 10,000 shares of Common Stock Thomas Caleel in consideration of $400. Under the Consent, the Board authorized the conversion and retirement of the Note in exchange for the issuance of 745,000 shares of Common Stock to the Tobin Family Trust, 565,000 shares of Common Stock to Eric McAfee, and 565,000 shares of Common Stock to Laird Cagan, and issued (x) 400,000 shares of Common Stock to Liviakis Financial Communications, Inc. ("LFCI"), (y) 250,000 shares of Common Stock to Cagan McAfee Capital Partners, LLC ("CMCP"), and (z) 250,000 shares of Common Stock to International Capital Advisory, Inc. ("ICA"), in consideration for services rendered under advisory agreements.

      Set forth below is graphic description of the percentage of voting securities of the registrant now beneficially owned directly or indirectly by the person(s) who acquired control.

                   VOTING SECURITIES OWNED BY CONTROL PERSONS

Name                                    Common Shares             Percentage
----                                    -------------             ----------

Tobin Family Trust                         845,000                   17%
Laird Q. Cagan                             844,375                   17%
Eric McAfee                                844,375                   17%
LFCI                                       400,000                    8%
John Liviakis                              400,000                    8%
ICA                                        700,000                   14%
CMCP                                       250,000                    5%

      Laird Cagan and Eric McAfee each own 50 percent of CMCP, and John Liviakis owns LFCI. The percentage of shares beneficially owned by directors and nominees, individually or as a group, does not exceed one percent of any class of stock of the Corporation.

Item 5. Other events.

      On May 20, 2004 the Board of Directors appointed John Kinney and Steve Obana as directors. On May 21, 2004, the Board elected John Kinney as Chairman of the Board, Chief Executive Officer, and President of the Corporation. The Board elected Steve Obana as Chief Financial Officer, Treasurer and Secretary of the Corporation. Biographical information concerning these new officers and directors is set forth below:

      John Kinney, 45, is the Chairman of the Board of Directors, Chief Executive Officer and President of the Corporation. Since 1987, Mr. Kinney has been the Chief Executive Officer of Club Resources, Inc., a club management and investment firm based in Tiburon, California which he founded. From 1990 until 2003, Mr. Kinney was the founding Chief Executive Officer of Club One, Inc., which owns and operates over 100 athletic clubs, including Frog's, Club One and the Sporting Club at the Aventine. Mr. Kinney remains on the Bboard of Directors of Club One. Mr. Kinney presently is the President of the Tiburon Volunteer Fire Department. Mr. Kinney received his Bachelor's degree, Master's in Industrial Engineering, and Masters in Business Administration from Stanford University.

      Steve Obana, 37, is the Chief Financial Officer, Treasurer, Secretary and a Director of the Corporation. Since 1999, Mr. Obana has been the President of the OB Group, a strategic management consulting firm in Redwood City, California which he founded. From 1992 through 1998, Mr. Obana was Vice President and General Manager, Western Region of MicroFinancial, Inc. (NYSE:MFI), a financial intermediary. Mr. Obana received his Bachelor's degree from the University of California, Berkeley.

      On May 21, 2004, the Board authorized the engagement of a merchant bank and merger and acquisition advisory firm to assist the Corporation in structuring and negotiating a potential merger and acquisition transaction. The Board authorized and directed the President and the Secretary to execute and deliver an Advisory Agreement to engage the services of CMCP and ICA to assist the Corporation. The Advisory Agreement is filed as an exhibit to this Report and is incorporated herein by reference.

      The Board authorized the Corporation to engage a public relations firm to represent the Corporation in investors' communications and public relations with existing and prospective shareholders, brokers, dealers and other investment professionals with respect to the Corporation's current and proposed activities. The Board authorized and directed the President and the Secretary to execute and deliver a Consulting Agreement to engage the services of LFCI. The Consulting Agreement is filed as an exhibit to this Report and is incorporated herein by reference.

      On May 20, 2004, Tanja Leonard and Wilhelm H. Liesner resigned in all capacities as officers of the Corporation.

      The foregoing descriptions of the Securities Purchase Agreement, Assignment and Assumption Agreement, Advisory Agreement and Consulting Agreement are only summaries and are qualified in their entirety by reference to the copies of the Agreements filed as exhibits 99.1, 99.2, 99.3 and 99.4 attached hereto, respectively.

Item 6. Resignation of Registrant's Directors.

      On May 20, 2004, Wilhelm H. Liesner, Walter Brinkmann and Charles W. Conn resigned as directors of the Corporation.

Item 7. Financial Statements and Exhibits.

      (a) none

      (b) none

      (c) Exhibits

   Exhibit No.                 Description
--------------------          ---------------------------------------
      99.1                      Securities Purchase Agreement

      99.2                      Assignment and Assumption Agreement

      99.3                      Advisory Agreement

      99.4                      Consulting Agreement

                               SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TECHNOLOGY ACQUISITION CORPORATION


Date: May 27, 2004                      By: /s/ John Kinney
                                           -------------------------------------
                                           John Kinney
                                           Chairman of the Board,
                                           Chief Executive Officer,
                                             and President